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                                                                    Exhibit 23.1

                VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-75529) of our report dated October 24, 2001, except for Note 20, as to which the date is December 19, 2001 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

                                            By: /s/ PRICEWATERHOUSECOOPERS LLP
                                                 PricewaterhouseCoopers LLP

Boston, MA
December 20, 2001